Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Enterprises, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2024, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints B. Andrew Rose, Joseph B. Hayek and Patrick J. Kennedy, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 25th day of June 2024.

/s/John P. McConnell

John P. McConnell

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Enterprises, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2024, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints B. Andrew Rose, Joseph B. Hayek and Patrick J. Kennedy, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 25th day of June 2024.

/s/John H. McConnell II

John H. McConnell II

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Enterprises, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2024, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints B. Andrew Rose, Joseph B. Hayek and Patrick J. Kennedy, each with full power to act without the other, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand on this 25th day of June 2024.

/s/Kerrii B. Anderson

Kerrii B. Anderson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Enterprises, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2024, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints B. Andrew Rose, Joseph B. Hayek and Patrick J. Kennedy, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 25th day of June 2024.

/s/David P. Blom

David P. Blom

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Enterprises, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2024, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints B. Andrew Rose, Joseph B. Hayek and Patrick J. Kennedy, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 25th day of June 2024.

.

/s/John B. Blystone

John B. Blystone

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Enterprises, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2024, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints B. Andrew Rose, Joseph B. Hayek and Patrick J. Kennedy, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 25th day of June 2024.

/s/Mark C. Davis

Mark C. Davis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Enterprises, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2024, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints B. Andrew Rose, Joseph B. Hayek and Patrick J. Kennedy, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 25th day of June 2024.

/s/Michael J. Endres

Michael J. Endres

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Enterprises, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2024, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints B. Andrew Rose, Joseph B. Hayek and Patrick J. Kennedy, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 25th day of June 2024.

/s/Paul G. Heller

Paul G. Heller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Enterprises, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2024, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints B. Andrew Rose, Joseph B. Hayek and Patrick J. Kennedy, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 25th day of June 2024.

/s/Ozey K. Horton, Jr.

Ozey K. Horton, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Enterprises, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2024, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints B. Andrew Rose, Joseph B. Hayek and Patrick J. Kennedy, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 25th day of June 2024.

/s/Billy R. Vickers

Billy R. Vickers

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Enterprises, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2024, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints B. Andrew Rose, Joseph B. Hayek and Patrick J. Kennedy, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 25th day of June 2024.

/s/Virgil L. Winland

Virgil L.Winland

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Enterprises, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2024, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints Joseph B. Hayek and Patrick J. Kennedy, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 25th day of June 2024.

.

/s/B. Andrew Rose

B. Andrew Rose

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Enterprises, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2024, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints B. Andrew Rose and Joseph B. Hayek, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 25th day of June 2024.

/s/Patrick J. Kennedy

Patrick J. Kennedy

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Enterprises, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2024, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints B. Andrew Rose and Patrick J. Kennedy, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 25th day of June 2024.

/s/Joseph B. Hayek

Joseph B. Hayek

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Enterprises, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2024, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints B. Andrew Rose, Joseph B. Hayek and Patrick J. Kennedy, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 25th day of June 2024.

/s/Kevin J. Chan

Kevin J. Chan